                               FACTORING AGREEMENT

MAJESCO SALES INC.                                                April 24, 1989
1090 King Georges Post Road
Edison, NJ 08837

THE FOLLOWING IS THE AGREEMENT UNDER WHICH WE ARE TO ACT AS YOUR SOLE FACTOR:

     1. You hereby sell and assign to us, making us absolute owner thereof, all of your accounts, contract rights, and all other obligations to you, now existing or hereafter arising, for the payment of money arising out of the sale of goods or rendition of services ("receivables"), together with all proceeds thereof, all security and guarantees therefor, and all of your rights to any goods and property represented thereby. We shall have all the rights of an unpaid seller of any goods, the sale of which gives rise to each receivable, including the right of stoppage in transit, reclamation and replevin. Upon each sale of goods or rendition of services, you shall execute and deliver to us such further and confirmatory assignments of your receivables as we require, in form and manner satisfactory to us, together with copies of invoices and all shipping or delivery receipts and such other proof of sale and delivery or performance as we from time to time may require. You will make appropriate notations upon your books and ledgers indicating the sale and assignment of your receivables to us.
All invoices or other statements to customers evidencing receivables shall be mailed at your expense whether mailed by you or at our option by us and shall clearly state in a manner satisfactory to us that each such receivable has been assigned to us and is payable to us only.

     2. Before accepting or filling any order from any customer, the amount and terms of sale are to be submitted to us for our credit approval, which approval must be in writing and shall be limited to the specific terms and amounts described therein. We reserve the right to withdraw such credit approval at any time before delivery or performance and, in any event, a credit approval shall be deemed to be withdrawn if full delivery or performance is not made within 30 days after the delivery or shipment date specified in the terms of sale submitted for such approval, or, if no such delivery or shipment date is specified, within 30 days of the date of such credit approval. On sales approved and accepted by us, we shall assume the credit risk, being responsible only for the financial inability of your customers to pay at maturity, such assumption of credit risk going into effect upon delivery or performance, and acceptance of the goods or services by such customer, without dispute. We shall not be responsible for any nonpayment of a receivable because of the assertion of any claim or dispute by a customer or the exercise of any counterclaim or offset
(whether or not such claim, dispute, counterclaim or offset relates to the specific receivable) or where nonpayment is a consequence of enemy attack, civil commotion, the acts or restraint of public authorities, acts of God or force majeure, or if any warranty made by you to us in respect of such receivable has been breached. We shall have no liability of any kind for refusing to give or for withdrawing credit approval pursuant to the terms of this Agreement, or for exercising or refusing to exercise any rights or remedies we have under this
Agreement or otherwise. Any sale of goods or rendition of services made by you which is not approved in writing by us as to credit shall be known as a
(Client's risk) receivable. All such C.R. receivables assigned to and purchased by us are with full recourse to you and at your credit risk, but are otherwise subject to the covenants, terms and conditions provided herein in respect of approved receivables on which we have assumed the credit risk. We shall have the right to charge back to your account the amount of such C.R. receivables at any time either before or after their maturity and you agree to pay us upon demand the amount thereof, together with all expenses including collection charges and other collection and attorneys' fees incurred by us up to the date of such payment in attempting to collect or enforce any such payment and in attempting to collect or enforce any such receivable. In no event shall we have any credit risk on any receivable, whether or not approved by us, if the net amount of such receivable is less than $100.00.

     3. Any goods rejected or returned by any customer shall be our property held by you in trust for us separate and apart from any other goods, and upon demand shall forthwith be delivered to us or disposed of by you at our direction and without charge to us. You shall report to us in writing all disputes and claims made by your customers, and the return of or offer to return any goods, and you will promptly settle all such claims and disputes at your expense. As absolute owner of each receivable, we may in our sole discretion enforce, effect any compromise, settle and adjust any receivable, in our name or yours, without affecting or limiting your obligation to us under this Agreement, and whether or not any such receivable shall have been charged back. We reserve the right at any time to charge back to your account the full amount of the receivable involved in any claim, dispute or return asserted by your customer, and you agree to pay us upon demand the full amount thereof. The charge back to your account of the amount of any receivable shall not be deemed a reassignment thereof to you and title thereto, to the proceeds thereof, to all security and guarantees therefor and to your interest in the goods represented thereby, shall remain in us. You shall indemnify us for, and hold us harmless against, any loss, liability, claim or expense of any kind arising from any claims of, or disputes with, your customers as to terms, price, quality, or otherwise, with respect to receivables, including any claim for a return of any payments thereunder.

     4. If any checks, drafts, notes, acceptances, cash collections or payments in any form shall be received by you on receivables, you will immediately transmit and deliver them to us in the identical form received. `You agree that we and any such person or entity as we may from time to time designate, shall have the right to sign and/or endorse your name on all remittances and all papers, bills of lading, receipts, instruments and documents relating to the receivables and the transactions between us. We shall have the right to deposit any checks or other remittances received on receivables regardless of notations or conditions placed thereon by your customers or deductions reflected thereby and to charge the amount of any such deductions to your account.

     5. As to each receivable assigned to us, you hereby warrant that: (i) it is a bona fide existing obligation created by the sale and actual delivery of goods or the rendition of services to customers in the ordinary course of l1usiness, which you then own free of liens and encumbrances, and which is then unconditionally owing to you without defense, offset or counterclaim; and (ii)
the customers have received and will accept the goods or services, and the invoices therefor, without dispute or claim of any kind. You hereby warrant that you are solvent, that you have full right and authority to sell and assign to us and to grant to us a security interest in your receivables, that you have not granted a security interest therein or in any of your inventory to any other party and that you will not hereafter grant any security interest therein or in any of your inventory, other than to us, at any time during the term of this
Agreement and until the security interests granted hereunder have been terminated. You further represent and

warrant that your name, place of business, chief executive office and location of your books and records relating to your receivables is as you are addressed above and you agree to notify us promptly of any change in such or in your corporate or business structure.

     6. (a) For our services hereunder, we shall receive a factoring commission equal to three quarters percent (3/4%) of the invoice amount of each receivable, less selling discounts (at our option, calculated on shortest terms), which commission shall be due and payable by you as at the date a receivable arises, and shall then be chargeable to your account with us.

         (b) Our charge specified in paragraph 6(a) hereof is based upon maximum selling terms of 30 days, and no more extended terms or additional dating shall be granted by you to any customer without our prior written approval. When such approval is given by us, our charge with respect to the receivables covered thereby shall be increased one quarter percent (1/4%) for each additional 30 days or portion thereof of extended terms or additional dating.

         (c) Amounts taken by customers for anticipation at an annual rate in excess of two (2%) percent under the Prime Rate (as defined in paragraph 7(b)
hereof) shall be charged to your account.

         (d) The minimum factoring commission on each invoice in respect of any receivable shall be $3.50.

         (e) The minimum aggregate factoring commissions payable under this
Agreement for each contract year hereof shall be $.55, which, to the extent of any deficiency (after giving effect to commissions payable and other charges under the foregoing subparagraphs), shall be chargeable to your account with us on a monthly basis.

     7. (a) The purchase price for each receivable shall be payable as described below, and shall be the invoice amount of the receivable, less returns (whenever made), less all selling discounts (at our option, calculated on shortest terms)
and credits or deductions of any kind allowed or granted to or taken by the customer at any time, and less our commission provided for herein. No discount, credit or allowance with respect to receivables shall be granted by you to any customer, and no return of goods shall be accepted by you without our prior written consent. A discount, credit or allowance may be claimed only by the customer. On the first day of each month, your account will be charged with interest for such month at the rate specified below with respect to the discounting of your receivables on any debit balance in your account as of the last day of the previous month. We will credit your account as of the end of each month with the purchase price of your receivables assigned to us during such month, discounted at fourteen per cent (14%) per annum, for the period from the first of the month following the invoice dates of such receivables to the weighted average maturity date (calculated at our option on the shortest terms)
adding five business days to such date for collection and clearance of remittances ("the discounting period"). The monthly average weighted due date of receivables shall be adjusted from time to time to compensate for late payment of any receivable (whether approved, unapproved, disputed, charged back, foreign, or otherwise) or the issuance of a credit after the maturity of a receivable; at our option such adjustment may be converted to an interest charge at the rates hereinafter provided and charged to your account. On the first day of each month, your account will be credited with interest at the aforesaid rate on any credit balance

in your favor arising from such discounting, to the end of the discounting period to which such balance relates.

         (b) If you require funds prior to the end of the discounting period referred to above, we will advance to you, at our discretion, up to eighty percent (80%) of the net amount of receivables purchased by us. You will be charged with interest at the rate in effect under subparagraph (a) above, on all sums paid, advanced or charged to you. That portion of advances made by us to you which is in excess of the above stated percentage of your receivables shall bear interest at a per annum rate which is 3% in excess of such interest rate.
The rates of interest and discount provided for in this paragraph 7 shall be increased or decreased by .3% per annum for each increase or decrease respectively of .25% per annum that is hereafter made in the prime rate of The
Chase Manhattan Bank (National Association) as announced by such Bank from time to time ("Prime Rate"), such change to become effective when and as said prime rate shall change, provided that at no time shall such percentage interest or discount rate be less than 2.5 percent (2.5%) per annum above the Prime Rate.
Notwithstanding the foregoing, in no event-shall the Tate of interest agreed to by or charged to you hereunder exceed the maximum rate of interest permitted to be so agreed or charged under the law of the jurisdiction whose laws are applicable to such rate of interest. We shall have the privilege of remitting to you at any time any amount standing to your credit on our books. The present prime rate is 11 1/2% per annum.

         (c) About fifteen (15) days after the end of each month, we will render to you a statement with respect to the receivables purchased by us in the previous month, together with advances and charges made to your account under this Agreement. In addition to any other amounts chargeable to your account, your account shall be charged with all discounts to customers on assigned sales, all returns, allowances and credits, and our expenses consisting of postage on invoices, bank wire and similar charges. You will also be charged with interest at the rate in effect hereunder as to advances, with respect both to receivables as to which a credit is issued after the end of the discounting period applicable thereto and any receivables collected or charged back after such date, for the period from such date to the date of such credit or to the date of collection or charge back, as the case may be, unless otherwise adjusted or provided for pursuant to paragraph 7(a) above. All statements, reports or accountings rendered or issued by us to you shall be deemed accepted and be finally conclusive and binding upon you unless you notify us to the contrary by registered or certified mail within thirty days after the date such statement, report or accounting is sent to you.

     8. As collateral security for any and all of your (and your subsidiaries and affiliates) indebtedness and obligations to us and to each of our subsidiaries and affiliates, whether matured or unmatured, absolute or contingent, now existing or that may hereafter arise (including under indemnity or reimbursement agreements or by subrogation), and howsoever acquired by us, whether arising directly between us or acquired by us by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by you to any other concern factored or financed by us (collectively, the "Obligations"), you grant to us a security interest in all of your accounts, contract rights and general intangibles (whether or not specifically assigned to
us), now existing and hereafter arising, and in the proceeds thereof, any security and guarantees therefor, in the goods and property represented thereby, in all of your books and records relating to the foregoing, in all sums of money at any time to your credit with us, all your present and future claims against us under or in connection with this Agreement and any of your property at any time in our possession. All Obligations shall be due and payable on demand, and you hereby irrevocably authorize and direct us to charge at any time to your account any Obligations, and to pay any Obligations owing to any of our subsidiaries or affiliates by so charging your account. You agree to execute financing statements and any and all other instruments and documents that may now or hereafter be provided for by the Uniform Commercial Code or other law applicable thereto reflecting the security interests granted to us hereunder.
You authorize us to file such financing statements without your signature, signed only by us as a secured party, to reflect the security interests granted to us hereunder. You shall be liable for, and we may charge your account with, all costs and expenses of filing such statements (including any filing or recording taxes), the making of lien searches, and any attorney's fees which may be incurred by us in protecting, preserving and enforcing our security interests and rights hereunder.

     9. This Agreement shall commence on the date hereof, and shall continue until April 30, 1990, and automatically from year to year thereafter, unless you give us notice in writing, by registered or certified mail, sixty days prior to the expiration of the original term of this Agreement (or any renewal term thereof), of your intention to terminate this Agreement as at the end of such term, with the understanding that we may terminate this Agreement at any time upon thirty days notice to you by registered or certified mail. If you become insolvent or become unable to meet your debts as they mature, or fail, suspend or go out of business or apply for, consent to, or suffer the appointment of a receiver, trustee or custodian (or similar person) for you or any of your property, make an assignment for the benefit of creditors, or commence or become the subject of a case or proceeding under any federal bankruptcy law, or if you shall be in default under this Agreement or under any other agreement with us or any Obligations to us, or if there is a change (by death .or otherwise) in your controlling stockholders or owners, then notwithstanding the foregoing, we shall have the right to terminate this Agreement at any time without notice. Our rights and your Obligations arising out of transactions having their inception prior to the termination date shall not be affected by any termination or notice thereof. Termination of this Agreement shall not become effective in respect of the liens and security interests granted to us hereunder until you have fully paid and discharged any and all of your Obligations to us, and you shall continue to furnish confirmatory assignments and schedules of receivables assigned to us and all proceeds in respect thereof. After the giving of any notice of termination hereunder and until the full liquidation of your account and the payment in full of all Obligations, you shall not be entitled to receive any equities or payments from us. From and after the effective date of termination, you shall not be entitled to receive any equities or payments from
us. From and after the effective date of termination, all amounts charged or chargeable to your account hereunder, and all your Obligations to us, shall become immediately due and payable without further notice or demand.

     10. This Agreement is deemed made in the State of New York and shall be governed, interpreted and construed in accordance with the laws of the State of
New York. No modification, waiver or discharge of this Agreement shall be binding upon us unless in writing and signed by us. If at any time we should fail to exercise any right or remedy hereunder, it shall not constitute a waiver on our part of exercising the same or any other right or remedy at any subsequent time. If any taxes are imposed upon, or if we shall be required to withhold or pay any tax or penalty because of or in connection with any transactions between us under this Agreement, you agree to indemnify us and hold us harmless in respect thereof. Trial by jury is

hereby waived by each of us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this Agreement or the relationship created hereby, and you hereby consent to the jurisdiction of the Supreme Court of the State of New
York (or the Civil Court of the City of New York if such matters be within its jurisdiction), and of any Federal Court in such State, for a determination of any dispute as to any such matters. In connection therewith, you hereby waive personal service of any summons, complaint or other process and agree that service thereof may be made by registered or certified mail directed to you at your address set forth above, or such other address as shall have previously been communicated to us by registered or certified mail. Within thirty days after such mailing, you shall appear or answer to such summons, complaint or other process. Should you fail to appear or answer within said thirty-day period, you shall be deemed in default and judgment may be entered by us against you for the amount as demanded in any summons, complaint or other process so served. In the event we shall retain counsel for the purpose of enforcing the performance, payment or collection of any of the Obligations, then and in that event you agree to pay the reasonable fees of our counsel, the amount of which is hereby expressly fixed (to the extent permitted by applicable law) at a sum which shall be equal to fifteen percent of the Obligations plus any and all expenses and disbursements incurred in connection therewith and/or incidental thereto. Our books and records shall be admissible as prima facie evidence of the status of the account between us. This Agreement shall be binding upon and insure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns.

                                             ROSENTHAL & ROSENTHAL, INC.

                                             By:     /s/ Jerry Sandak
                                                 ------------------------------
                                             Title:
                                                 ------------------------------

The foregoing is acknowledged, accepted and agreed to:

MAJESCO SALES INC.
-----------------------------------------------

By:  /s/ Jesse Sutton
    -------------------------------------------
                     President

Notwithstanding the provisions of the Factoring Agreement between us, it is mutually accepted that with respect only to Schedule of Accounts and Assignments
#1 in the amount of $  hereinafter referred to as "Takeover Schedule" shall apply:

1)       All of the invoices listed in such "Takeover Schedule" shall be at your risk and with recourse to you.

2)       You shall not be required to submit to us for credit approval the invoices listed in such "Takeover Schedule".

3)       We will advance to you, at our discretion, up to fifty percent (50%) of the net amount accounts receivable purchased and accepted by us, the remainder being credited to your account and being held by us as a reserve against possible returns or claims of your customers and any indebtedness owing by you to us under this Agreement or otherwise. We shall have the privilege of remitting to you at any time any amount outstanding to you.

Paragraph 6(f) is hereby added as follows:

6(F). Should we open letters of credit or issue guarantees for your account, we shall receive a commission equal to 1/2% of the face amount of such letters of credit or guarantees plus an additional 1/4% for each 30 days or portion thereof that the letter of credit or guarantee remains open and unpaid plus bank charges.

                              OFFICERS' CERTIFICATE

     The undersigned, President and Secretary of MAJESCO SALES INC., a
corporation duly organized and validly existing under the laws of the State of
New Jersey DO HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors and shareholders of said corporation, duly called and held on the 24th day of
April, 1989, at which a quorum was present and voting throughout, and which arc not in conflict with the Certificate of Incorporation, By-Laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect:

     "WHEREAS, this corporation proposes to enter into a factoring agreement with Rosenthal & Rosenthal, Inc. ("Rosenthal") pursuant to which this corporation will sell and assign to Rosenthal all of its receivables (as defined therein), and will grant to Rosenthal a security interest in all of its accounts, contract rights and general intangibles and certain other personal property of this corporation (collectively, the "collateral"), and the form of such factoring agreement having been submitted to and duly considered at this meeting, and the execution and delivery thereof having been deemed to be in the best interest of this corporation; now, therefore, be it:

     "RESOLVED, that anyone or more of the officers of this corporation be, and they each hereby are, authorized, directed and empowered, in the name and on behalf of this corporation: to enter into, execute and deliver to
     Rosenthal a factoring agreement substantially in the form submitted to this meeting, with such changes as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; from time to time, to sell and assign to Rosenthal the receivables, and to borrow money and obtain advances and other financial accommodations from Rosenthal, in such amounts and upon such terms and conditions as said officer or officers may consider appropriate, and to grant a security interest in the collateral, now existing or hereafter arising, pursuant to the terms of said factoring agreement, or otherwise; to execute and deliver one or more promissory notes or other evidences of indebtedness, financing statements, supplementary agreements, assignments, schedules, transfers, notices, contracts, subordination agreements, guarantees, designations, consignments and other instruments and documents in connection with the factoring agreement, as amended or supplemented from time to time (including the grant of additional liens and security interests in such personal property and/or real property of this corporation as may be requested by Rosenthal pursuant to any such supplement), containing and upon such terms as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; to adopt a facsimile printed or rubber stamp signature for the purpose of expediting the terms of the factoring agreement; and to execute and deliver such further documents and to perform such other acts as may be necessary or desirable to effectuate the foregoing resolution;
     and all such action of said officer or officers shall be taken as the action of, and is hereby authorized,

     ratified, approved and confirmed by, this corporation and the board of directors thereof; and is further

     "RESOLVED, that until Rosenthal receives notice in writing by registered mail of any changes or limitations of authority of any officers of this corporation, it is authorized to rely upon the authority and power set forth in these resolutions."

     The undersigned DO FURTHER CERTIFY that the Certificate of Incorporation and By-Laws of this corporation contain no requirement for shareholder approval or consent to the execution of the factoring agreement or the consummation of any of the transactions referred to in the foregoing resolutions.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 24th day of April, 1989.

                                                  -----------------------------
                                                            President

                                                  -----------------------------
                                                            Secretary

{Corporate Seal}

                              GUARANTEE AND WAIVER

                                       New York, New York         April 24, 1989

     In order to induce Rosenthal & Rosenthal, Inc. (herein called "Factor") to enter into the foregoing agreement with MAJESCO SALES Inc., 1090 King Georges
Post Road, Edison, NJ 08837 (herein called "Obligor") and for other good and valuable considerations received, the undersigned irrevocably and unconditionally guarantees to the Factor payment when due, whether by acceleration or otherwise, of any and all Obligations (as such term is defined in the foregoing agreement) of the Obligor to the Factor. In addition, the undersigned agrees to indemnify Factor against any loss, damage or liability because of any wrongful acts or fraud of the Obligor or any person or entity affiliated in any way with the Obligor.

     The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Factor against, and any other notice to, any party liable thereon (including the undersigned), and waives any defense, offset or counterclaim to any liability hereunder. The Factor may at any time and from time to time (whether or not after revocation or termination of this guarantee)
without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, and without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the
Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities
(including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset there against; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned)
or otherwise act or refrain from acting; (4) settle or compromise any liability hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) to creditors of the Obligor other than the Factor and the undersigned; and (5) apply any sums by whomsoever paid or howsoever realized to any of the Obligations regardless of what Obligations or other liabilities of the Obligor remain unpaid.

     No invalidity, irregularity or unenforceability of all or any part of the liabilities. hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of the Factor shall be admissible as prima facie evidence of the
Obligations. As to each of the undersigned, this guarantee shall continue until written notice of revocation signed by such undersigned, or until written notice of death of such undersigned, shall in each case have been actually received by the Factor,

                                       10

notwithstanding a revocation by, or the death of, or complete the partial release for any cause of any one or more of the remainder of the undersigned or of the Obligor, or of anyone liable in any manner for the liabilities hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof and hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of anyone or more of the undersigned which may be partnerships or corporations.

     No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to receipt by the Factor of written notice of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Factor prior to receipt of such notice; and the sole effect of revocation or termination hereof shall be to exclude from this guarantee Obligations thereafter arising which are unconnected with Obligations theretofore arising or transactions theretofore entered into.

     Upon the happening of any of the following events: the death or insolvency of the Obligor or any of the undersigned, or suspension of business of the
Obligor or any of the undersigned, or the issuance of any warrant of attachment against any of the property of the Obligor or any of the undersigned, or the making by the Obligor or any of the undersigned of any assignment for the benefit of creditors, or a trustee, receiver or custodian being appointed for the Obligor or any of the undersigned or for any property of either of them, or any case or proceeding being commenced by or against the Obligor or any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or the taking of any corporate or partnership action to approve the commencement of such case or proceeding-then and in any such event, and at any time thereafter, the Factor may, without notice to the Obligor or any of the undersigned, declare all of the Obligations immediately due and payable and the
Factor shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with the Factor and any of the property of the undersigned at any time in the possession of the Factor may be held by the Factor as security for any and all obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to the Factor of the Obligations, and are hereby assigned to the Factor as additional collateral security therefor.

     In the event the Factor takes any action, including retaining attorneys, for the purpose of effecting collection of the Obligations or of the liabilities of the undersigned hereunder, or protecting any of the Factor's rights hereunder, the undersigned shall pay all costs and expenses of every kind therefor, including reasonable attorneys' fees which the undersigned agrees to be a sum equal to fifteen percent of the amount then due.

     If claim is ever made upon the Factor for repayment or recovery of any amount or amounts received by the Factor in payment of or on account of any of the Obligations and the Factor repays all or part of said amount by reason of
(a) any judgment, decree or order of any Court or administrative body having jurisdiction over the Factor or any of its property, or (b) any

                                       11

settlement or compromise of any such claim effected by the Factor with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such Obligations, and the undersigned shall be and remain liable to the Factor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Factor, The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.

     No delay on the part of the Factor in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver hereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by the Factor unless the same shall be in writing, duly signed on behalf of the Factor, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Factor or the obligations of the undersigned to the Factor in any other respect at any other time. The undersigned shall have no right of subrogation against the Obligor or any of its assets or property or any security held for any Obligations until Factor shall have paid in full all of the Obligations.

     This guarantee and the rights and obligations of the Factor and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guarantee is binding upon the undersigned, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of the Factor, its successors or assigns. The undersigned agrees and does hereby waive trial by jury in any action, proceeding or counterclaim brought against the undersigned on any matters whatsoever arising out of or in any way connected with this guarantee, and the undersigned hereby consent to the non-exclusive jurisdiction of the Supreme Court of the
State of New York for and authorize the service of process on the undersigned by registered mail sent to the undersigned at the address of the undersigned as set forth below or by any other means permitted by applicable law.

     Any acknowledgment, new promise, payment of principal or interest or other act by the Obligor or others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statue of limitations in favor of the undersigned against the Factor shall have commenced to run, commence anew the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

     The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or anyone or more of them. Anyone signing this guarantee shall be bound hereby, whether or not anyone else signs this guarantee at any time. The term "Factor" includes any agent of the Factor acting for it.

Witness:                             Signature                              L.S.
        ----------------------------           ----------------------------
                                     Address:
                                               ----------------------------

Witness:                             Signature                              L.S.
        ----------------------------           ----------------------------

                                       12

                                     Address:
                                               ----------------------------

Witness:                             Signature                              L.S.
        ----------------------------           ----------------------------
                                     Address:
                                               ----------------------------

Witness:                             Signature                              L.S.
        ----------------------------           ----------------------------
                                     Address:
                                               ----------------------------

                                       13

                                   CERTIFICATE

     The undersigned, President and Secretary of MAJESCO SALES INC., a
corporation organized and existing under the laws of the State of New Jersey DO
HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors and shareholders of said corporation, duly called and held on the 3rd day of August, 1998, at which a quorum was present and voting throughout, and which are not in conflict with the Certificate of Incorporation, By-laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect.

     "RESOLVED, that in addition to the authority vested in my other person authorized to act on behalf of this corporation Lauri Coladonato and Arthur
Weber is hereby authorized and empowered on behalf of this corporation to execute and deliver any and all agreements, instruments, documents, directions and instruments in connection with and/or relating to any and all transactions with Rosenthal & Rosenthal, Inc., and/or relating to advances, assignments, and transfer of title of accounts, merchandise, security and or other collateral, and that such agreements, instruments, and documents, directions and instructions may be in such form and contain such terms and provisions as the person executing the same shall deem proper and agree to; any and all acts of such person in connection therewith are hereby authorized, ratified, approved and confirmed; and it is further

     "RESOLVED, that until Rosenthal & Rosenthal, Inc. receives notice in writing by registered mail of any changes or limitations of authority of the above-named person, it is authorized to rely upon the authority and power set forth in these resolutions."

     The undersigned FURTHER CERTIFY that the following is the true signature of the person referred to in the foregoing resolutions.

                                   SIGNATURES

                              --------------------

                              --------------------

IN WITNESS WHEREOF, we have hereunto set our hands and seals and affixed the seal of the corporation hereto this 3rd day of August, 1998.

                                       PRESIDENT
                                                -------------------------------
                                       SECRETARY
                                                -------------------------------

(CORP SEAL)

                                       14